SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 15, 2011

Body Central Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (904)- 737-0811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b):       Effective August 15, 2011, Carlo A. von Schroeter resigned from the Company’s Board of Directors in order to pursue other professional interests. His decision to resign as a director was not due to any disagreements with the Company.  Mr. von Schroeter is a managing partner of WestView Capital Partners, L.P., a private equity group that first invested in the Company in October 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

August 16, 2011	By:	/s/ Julia B. Davis
Julia B. Davis
Secretary and General Counsel